AMENDMENT NO. 6 AND INTERIM WAIVER

     This AMENDMENT NO. 6 AND INTERIM WAIVER (this "Amendment"), dated as of July 30, 1999, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors listed on the signature pages hereto (the "Guarantors"), CITIBANK, N.A., as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

     WHEREAS, the Borrower, certain of the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (as amended, the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

     WHEREAS, the Borrower has informed the Banks that it may be in default of the covenants contained in ss.13.1, 13.2, 13.3 and 13.5 of the Credit Agreement as at March 31, 1999 and June 30, 1999 and for the fiscal periods then ended
(such  defaults  are  referred  to  herein,  collectively,   as  the  "Specified
Defaults");

     WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agents amend certain of the terms and provisions of the Credit Agreement and the other Loan Documents and grant to the Borrower an interim waiver of the Specified Defaults;

     WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement and the other Loan Documents as set forth herein, and to grant to the Borrower an interim waiver of the Specified Defaults; and

     WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

     s.1. Interim Waiver. Subject to the satisfaction of the conditions precedent set forth in s.9 hereof and in consideration of and reliance upon the agreements of the Borrower and each of the Guarantors contained herein, each of the Banks agrees, during the period (the "Waiver Period) from the date hereof until the date (the "Waiver Expiration Date") that is the earlier to occur of August 20, 1999, at 5:00 p.m. (New York local time) and the occurrence of any Default or Event of Default (other than the Specified Defaults and any Default or Event of Default caused by the Specified Defaults) to waive the Specified Defaults and any Default or Event of Default caused by the occurrence of the Specified Defaults. Such waiver shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the Waiver Expiration Date. Upon the expiration of the Waiver Period, and from and after such date, (a) the Banks and the Agents shall retain all of the rights and remedies relating to the Specified Defaults, and any other Default or Event of Default under the Credit Agreement, (b) the Specified Defaults shall be reinstated and shall be in full force and effect for all periods including, prior to, and after, the Waiver Period, and (c) any obligations of the Banks to make Revolving Credit Loans and the Issuing Bank to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in s.15 thereof.

     s.2. Other Defaults. The waiver set forth in s.1 hereof shall apply only to the Specified Defaults and no waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans and of the Issuing Bank to issue, extend or renew Letters of Credit shall, at all times (including, without limitation, during the Waiver Period), be subject to the satisfaction of the conditions precedent set forth in the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to the absence of the Specified Defaults. The Banks and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

     s.3. Cash Collateral Arrangements; Extension Fee. (a) The parties acknowledge that there is currently on deposit with the Administrative Agent $7,000,000 (together with additional amounts, if any, deposited into the Cash Collateral Account referred to below, and interest accrued thereon, the "Cash Collateral"), which is held in Account No. 4079-6787, Account Name: "Citibank, N.A., as pledgee, for the account of Hvide Marine Inc." (the "Cash Collateral Account"), pursuant to a letter agreement, dated as of June 30, 1999, (the "Cash Collateral Agreement") between the Borrower and the Administrative Agent. The terms of the Cash Collateral Agreement shall be modified and supplemented as set forth herein. The parties agree that the Cash Collateral Account is hereby amended by deleting the date "July 30, 1999" set forth on page 2 thereof and substituting in lieu thereof the date "August 20, 1999".

     (b) So long as the Cash Collateral has not been applied to the Term Loan, the Borrower shall, upon providing the Agents with information (in form and substance reasonably satisfactory to the Agents) concerning the Borrower's recapitalization plans and the status thereof, be entitled to receive upon request at any time and from time to time prior to the Waiver Expiration Date up to $7,000,000 of the Cash Collateral. The Agents shall be entitled to share such information with any Bank upon (i) such Bank's execution of a confidentiality agreement relating thereto, in form and substance reasonably satisfactory to the Borrower, and (ii) delivery of such executed confidentiality agreement to the Borrower. The Borrower covenants that such Cash Collateral will be used only for its current operational needs in the ordinary course of the Borrower's business and agrees that Zolfo Cooper, LLC shall be permitted to monitor such expenditures.

     (c) The Extension Fee payable pursuant to Section 9(b)(i) hereof will be fully-earned upon the execution of this Amendment by the Borrower, the Agents and the Banks, and may be debited by the Administrative Agent from any account maintained by the Borrower or any of the Guarantors with the Administrative Agent. The Extension Fee will initially be held by the Administrative Agent. In the event that the Payoff Date (as defined in s.2.5 of the Credit Agreement, as amended by Section 5.2 of this Amendment) occurs on or prior to the Waiver Expiration Date, the Extension Fee will be refunded to the Borrower. In the event that the Payoff Date does not occur by such date, the Extension Fee will be paid by the Administrative Agent to the Banks in accordance with their Revolving Credit Commitment Percentages.

     s.4. Principal Payment on the Term Loan.  Notwithstanding the provisions of
s.4.3 of the Credit Agreement, the parties hereto agree that $3,357,143 of the principal payment of the Term Loan originally due on June 30, 1999 and deferred until July 30, 1999, shall be further deferred until the Waiver Expiration Date, at which time such payment shall be absolutely due and payable.

     s.5. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in s.9 hereof, the Credit Agreement is hereby amended as follows:

     s.5.1 Definitions.  (a) The definition of "Eligible  Assignee" set forth in
Section 1.1 of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and substituting in lieu thereof the following text:
"(v) any other Person approved by each of the Agents, such approval not to be unreasonably withheld".

     (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definition therein in the correct alphabetical location:

     Waiver Expiration Date. The "Waiver Expiration Date", as defined in that certain Amendment No. 6 and Interim Waiver, dated as of July 30, 1999, by and among the Borrower, the Guarantors, the Administrative Agent, the Documentation Agent and the Banks.

     s.5.2 Interest on Revolving Credit Loans. The Credit Agreement is hereby further amended by deleting s.2.5 thereof in its entirety and substituting in lieu thereof the following new s.2.5:

     2.5. Interest on Revolving Credit Loans. Effective as of July 30, 1999, and except as otherwise provided in s.8.9, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus ten percent (10%) per annum, seven percent (7%) of which shall be payable weekly, in cash, on each Interest Payment Date and three percent (3%) of which shall accrue until the Waiver Expiration Date, at which time such interest shall be due and payable in cash; provided that, in the event that, on or before the Waiver Expiration Date, the Obligations are otherwise repaid in full, in cash, the Commitments are irrevocably terminated and all Letters of Credit are fully cash-collateralized pursuant to a cash collateral agreement in form and substance satisfactory to the Documentation Agent (the satisfaction of all such conditions referred to herein as the "Payoff Date"), such three percent (3%) of such interest which has been so deferred shall be forgiven, and shall not be owed by the Borrower. In the event that the Payoff Date has not occurred by such date, the Administrative Agent is authorized to arrange for the payment of such deferred interest by debiting any account maintained by the Borrower or any of the Guarantors with the Administrative Agent. Notwithstanding anything to the contrary contained herein, including, without limitation, s.2.6 hereof, no Revolving Credit Loans shall bear interest determined by reference to the Eurodollar Rate.

     s.5.3 Interest on Term Loan. The Credit Agreement is hereby further amended by deleting s.4.5.1. thereto in its entirety and substituting in lieu thereof the following new s.4.5.1.:

     4.5.1. Interest on Term Loan. Effective as of July 30, 1999, and except as otherwise provided in s.8.9, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the rate per annum equal to the Base Rate plus ten percent (10%) per annum, seven percent (7%) of which shall be payable weekly, in cash, on each Interest Payment Date and three percent (3%) of which shall accrue until the Waiver Expiration Date, at which time such interest shall be due and payable in cash; provided that, in the event that the Payoff Date (as defined in s.2.5) has occurred on or prior to the Waiver Expiration Date, such three percent (3%) of such interest which has been so deferred shall be forgiven, and shall not be owed by the Borrower. In the event that the Payoff Date has not occurred by such date, the Administrative Agent is authorized to arrange for the payment of such deferred interest by debiting any account maintained by the Borrower or any of the Guarantors with the Administrative Agent. Notwithstanding anything to the contrary contained herein, no portion of the Term Loan shall bear interest determined by reference to the Eurodollar Rate.

     s.5.4 Letter of Credit Fees. Section 5.6 of the Credit Agreement is hereby amended by deleting the text "seven percent (7%) per annum on the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week." occurring therein and substituting in lieu thereof the text "ten percent (10%) per annum on the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week, seven percent (7%) of which shall be payable weekly, in cash, on the last Business Day of each week and three percent (3%) of which shall accrue until the Waiver Expiration Date, at which time such Letter of Credit Fee shall be due and payable in cash; provided that, in the event that the Payoff Date (as defined in s.2.5) has occurred on or prior to the Waiver Expiration Date, such three percent (3%) of such Letter of Credit Fee which has been so deferred shall be forgiven, and shall not be owed by the Borrower. In the event that the Payoff Date has not occurred by such date, the Administrative Agent is authorized to arrange for the payment of such deferred Letter of Credit Fee by debiting any account maintained by the Borrower or any of the Guarantors with the Administrative Agent.".

     s.5.5 Interest After Default. Section 8.9.1 of the Credit Agreement is hereby amended by deleting the text "nine percent (9%) above the Base Rate" occurring therein and substituting the text "twelve percent (12%) above the Base Rate".

     s.5.6 Interest Limitation. The Credit Agreement is hereby further amended by adding the following new Section 8.11 thereto in the correct numerical sequence:

     8.11. Interest Limitation. Notwithstanding any other term of this Credit Agreement, any Note or any other Loan Document, the maximum amount of interest which may be charged to or collected from any Person liable hereunder, under any Note or under any other Loan Document by any Bank, shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest (the "Maximum Rate") which could lawfully be charged or collected under applicable law, so that the maximum of all amounts constituting interest under applicable law, howsoever computed, shall never exceed, as to any Person liable therefor, the Maximum Rate, and any term of this Credit Agreement, any Note or any other Loan Document which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this Section. If, in respect of any applicable period, the effective interest rate on any amounts owing pursuant to this Credit Agreement, the Notes or any of the other Loan Documents, absent the Maximum Rate limitation contained herein, would have exceeded the Maximum Rate, and if in any applicable period, such effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate for such future applicable period shall be increased to the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that a court of competent jurisdiction shall, notwithstanding the provisions of this Section 8.11, determine that any Bank has received interest hereunder or under any of the other Loan Documents in excess of the Maximum Rate, such excess shall, to the extent permitted by applicable law, be applied first to any interest not in excess of the Maximum Rate then due and not yet paid, then to the outstanding principal of the Loans, then to fees and any other unpaid Obligations, and thereafter shall be refunded to the Borrower or as a court of competent jurisdiction may otherwise order. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Credit Agreement is less than the total amount of interest which would have been paid or accrued had the interest not been limited hereby to the Maximum Rate, then the Borrower shall, to the extent permitted by applicable law, pay to the Banks hereunder or under the Notes an amount equal to the excess, if any, of
(a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect with respect to the Obligations hereunder or under the Notes and (ii) the amount of interest which would have accrued had the applicable effective interest rate not been limited hereunder by the Maximum Rate over (b) the amount of interest actually paid or accrued under this Credit Agreement. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, the Borrower and any Bank or the Administrative Agent, as the case may be, shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee, or premium, rather than as interest,
(ii) exclude any voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations. The term "applicable law" as used in this Section 8.11 means the law chosen pursuant to Section 24 hereof or, if (despite the parties' intentions otherwise) the forum court does not enforce such contractual choice of law, the applicable law after the forum court applies the choice of law rules of the forum, including any federally mandated choice of law. The term includes applicable federal law, such as the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended.

     s.5.7 Expenses. Section 19.1 of the Credit Agreement is hereby amended as follows:

     (a) by (i) deleting the word "and" occurring immediately before the numeral "(x)" therein and (ii) adding the following new text immediately before the period at the end of the first sentence of such Section:

     ", and (xi) the fees and expenses of Dufour Laskay & Strouse, Inc."; and

     (b) by deleting the last sentence of such Section and substituting in lieu thereof the following new text: "Without prejudice to the foregoing provisions of this s.19.1, the Borrower shall deposit with the Administrative Agent a retainer for the fees and expenses of (i) Bingham Dana LLP, (ii) Weil, Gotshal & Manges LLP, (iii) Holland & Knight LLP, (iv) Zolfo Cooper LLC, and (v) Dufour Laskay & Strouse, Inc., each of which shall be entitled to bill and charge for their fees and expenses on a weekly basis. Such invoices shall be paid by a debit from such retainer, and the Borrower hereby irrevocably authorizes the Administrative Agent to so debit such retainer. The Borrower shall, not later than 5:00 p.m. on the last Business Day of each week, deposit additional amounts to such retainer account, as necessary so that the aggregate amount on deposit therein shall not be less than $250,000. In the event that such additional amounts are not so added to the retainer account, the Administrative Agent may debit any account maintained by the Borrower or any of the Guarantors with the Administrative Agent and transfer such amounts to the retainer account."

         s.6.      Agreement of the Borrower and the Guarantors.

     (a) Each of the Borrower and each of the Guarantors shall cooperate with the Banks and the Agents and to take all actions necessary or advisable to promptly implement the bank account agreements and Agency Account Agreements provided for in the Credit Agreement, to perfect the Agents' rights in all Collateral and to more fully carry out the transactions contemplated by the Loan Documents.

     (b) This Amendment shall constitute a Loan Document, as defined in the Credit Agreement, and (i) any failure of the Borrower or any of the Guarantors to comply with the provisions of this Amendment and/or (ii) the failure of any representation or warranty contained herein to be true and correct in all material respects shall constitute a Default and an Event of Default under the Credit Agreement.

     s.7.  Representations  and  Warranties.   The  Borrower  and  each  of  the
Guarantors represent and warrant to the Banks and the Agents as follows:

     (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, except as disclosed by the Company, in writing, to the Agents pursuant to a letter dated as of the date hereof, and except as to the representations and warranties set forth in s.10.11 (with respect to the existence of the Specified Defaults) and
s.10.22 (with respect to additional bank accounts which have been disclosed to the Agents); provided, however, for purposes of clause (ii) of this Section 6(a), neither the Borrower nor any of the Guarantors shall be deemed to make any representation or warranty as to the matters set forth in s.10.5 of the Credit Agreement.

     (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

     (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

     (d) Perfection of Security Interest. Each of the Borrower and each of the Guarantors hereby represents, warrants and affirms the first priority perfected security interest of the Documentation Agent, for the benefit of the Banks and the Agent, in substantially all of the Collateral, subject to Permitted Liens entitled to priority under applicable law. The Agents and the Banks acknowledge that such representation, warranty, and affirmation does not constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         s.8.      Affirmation and Agreements of Borrower and the Guarantors.

     (a) The Borrower hereby affirms its absolute and unconditional promise to perform and pay to each Bank and the Agents the Obligations under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents at the times and in the amounts provided for therein.

     (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby and the other Loan Documents.

     (c) In order to induce the Agents and the Banks to enter into this Amendment, each of the Borrower and the Guarantors acknowledges and agree that:
(i) none of them has any claim or cause of action against either of the Agents or any of the Banks (or any of their respective directors, officers, employees or agents); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents and the Banks; and (iii) each of the Agents and the Banks have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' or any Bank's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower and the Guarantors unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Agents or any of the Banks to any of the Borrower and the Guarantors, except the obligations to be performed by the Agent and the Banks as expressly stated in this Amendment and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any of the Guarantors might otherwise have against either of the Agents or any of the Banks or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever presently existing or hereafter arising. Notwithstanding the foregoing, nothing contained herein shall constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

     s.9. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent by 5:00 p.m. (New York local time) on August 5, 1999 (each of the following to be in form and substance satisfactory to the Agents):

     (a) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agents;

     (b) receipt by the Administrative Agent of (i) an extension fee (the "Extension Fee") in the amount of $500,000, to be held and/or applied as set forth in Section 3(c) hereof, (ii) a retainer in the amount of $250,000, for the fees and expenses of professionals retained by the Agents and (iii) $20,000, to be paid to Dufour Laskay & Strouse, Inc., as a deposit for expenses expected to be incurred in connection with the appraisals of the Vessels;

     (c) receipt by the Administrative Agent of fully-executed agency account agreements with respect to the lockbox accounts of the Borrower and its Subsidiaries located at SunTrust Bank, Citibank - Geneva, and Citibank, N.A. - Dubai, together with all such supporting documentation relating thereto as may be reasonably requested by either Agent, in each case, such agreements and documentation to be in form and substance satisfactory to the Agents;

     (d) payment by the Borrower of the fees and expenses of the Agents (including, without limitation, all accrued cash management fees and legal expenses related to the administration of the cash management arrangements for the Borrower and its Subsidiaries), the fees and expenses of counsel to the Agents, and the fees and expenses of the Agents' business, consulting and restructuring advisors, in each case, to the extent that invoices for the same have been presented to the Borrower; and

     (e) receipt by the Agents of (i) evidence of proper corporate and/or partnership authorization by the Borrower and each of the Guarantors of this Amendment and (ii) all such other closing documents as reasonably requested by either of the Agents.

     s.10. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) The participation by either Agent or any Bank or Banks and/or any of their respective representatives in discussions with the Borrower and/or its affiliates or representatives shall not impose any duty on any party to negotiate a restructuring of the Credit Agreement or to agree on any restructuring. No oral representations or statements shall constitute an agreement by any party. The Credit Agreement can only be amended in a duly signed and authorized writing. The Borrower and its affiliates shall not be entitled to rely on statements or representations of either Agent, any Bank or their representatives, other than those in writing duly signed and authorized.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     (d) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (e) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                           HVIDE MARINE INCORPORATED



                           By:
                           Title:

                           CITIBANK, N.A., individually and as Administrative
                            Agent


                            By:
                            Title:

                            BANKBOSTON, N.A., individually and as Documentation
                             Agent



                            By:
                            Title:

                            GMAC COMMERCIAL CREDIT LLC
                            (f/k/a BNY FINANCIAL CORPORATION)



                             By:
                             Title:

                             HIBERNIA NATIONAL BANK



                             By:
                             Title:

                            AMSOUTH BANK



                            By:
                            Title:

                            BANK ONE, LOUISIANA, N.A.
                            (AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)



                            By:
                            Title:

                            UNION BANK OF CALIFORNIA, N.A.



                            By:
                            Title:

                            ABN AMRO BANK, N.V.


                            By:
                            Title:


                            By:
                            Title:

                            ARAB BANKING CORPORATION (B.S.C.)



                            By:
                            Title:

                           CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                            By:
                            Title:


                            By:
                            Title:

                            FIRST UNION NATIONAL BANK



                            By:
                            Title:

                            CREDIT LYONNAIS NEW YORK BRANCH



                            By:
                            Title:

                            SOUTHTRUST BANK, NATIONAL ASSOCIATION



                            By:
                            Title:

                            SUNTRUST BANK, SOUTH FLORIDA, N.A.



                            By:
                            Title:

                            UNION PLANTERS BANK OF FLORIDA



                            By:
                            Title:

    Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                            HVIDE MARINE TRANSPORT, INCORPORATED
                            SEABULK CONDOR, INC.
                            SEABULK CORMORANT, INC.
                            SEABULK CARDINAL, INC.
                            SEABULK COOT II, INC.
                            SEABULK CYGNET I, INC.
                            SEABULK EAGLE II, INC.
                            SEABULK FALCON II, INC.
                            SEABULK GANNET I, INC.
                            SEABULK GANNET II, INC.
                            SEABULK HARRIER, INC.
                            SEABULK HAWAII, INC.
                            SEABULK KESTREL, INC.
                            SEABULK LARK, INC.
                            SEABULK MALLARD, INC.
                            SEABULK OFFSHORE GLOBAL
                              HOLDINGS, INC.
                            SEABULK OFFSHORE HOLDINGS, INC.
                            SEABULK OFFSHORE INTERNATIONAL, INC.
                            SEABULK OFFSHORE, LTD.
                             By its general partner Seabulk Tankers,   Ltd.
                             By its general partner Hvide Marine
                                Transport, Incorporated
                           SEABULK OFFSHORE OPERATORS, INC.
                           SEABULK OREGON, INC.
                           SEABULK OSPREY, INC.
                           SEABULK PENGUIN I, INC.
                           SEABULK PENGUIN II, INC.
                           SEABULK RAVEN, INC.
                           SEABULK ROOSTER, INC.
                           SEABULK SABINE, INC.
                           SEABULK SNIPE, INC.
                           SEABULK SWAN, INC.

                           SEABULK TANKERS, LTD.
                            By its general partner Hvide Marine
                             Transport, Incorporated
                           SEABULK TOUCAN, INC.
                           SEABULK TRANSMARINE PARTNERSHIP, LTD.
                             By its general partner Seabulk Tankers,   Ltd.
                             By its general partner Hvide Marine
                              Transport, Incorporated
                           SEABULK VERITAS, INC.
                           HMI OPERATORS, INC.
                           HVIDE MARINE INTERNATIONAL, INC.
                           OFFSHORE MARINE MANAGEMENT
                            INTERNATIONAL, INC.
                           SEABULK ALBANY, INC.
                           SEABULK ALKATAR, INC.
                           SEABULK ARABIAN, INC.
                           SEABULK ARZANAH, INC.
                           SEABULK ARCTIC EXPRESS, INC.
                           SEABULK ARIES II, INC.
                           SEABULK BARRACUDA, INC.
                           SEABULK BATON ROUGE, INC.
                           SEABULK BECKY, INC.
                           SEABULK BETSY, INC.
                           SEABULK BRAVO, INC.
                           SEABULK BUL HANIN, INC.
                           SEABULK CAPRICORN, INC.
                           SEABULK CAROL, INC.
                           SEABULK CAROLYN, INC.
                           SEABULK CHAMP, INC.
                           SEABULK CHRISTOPHER, INC.
                           SEABULK CLAIBORNE, INC.
                           SEABULK CLIPPER, INC.
                           SEABULK COMMAND, INC.
                           SEABULK CONSTRUCTOR, INC.
                           SEABULK COOT I, INC.
                           SEABULK CYGNET II, INC.
                           SEABULK DANAH, INC.
                           SEABULK DAYNA, INC.
                           SEABULK DEBBIE, INC.
                           SEABULK DEBORA ANN, INC.
                           SEABULK DEFENDER, INC.
                           SEABULK DIANA, INC.
                           SEABULK DISCOVERY, INC.
                           SEABULK DUKE, INC.
                           SEABULK EAGLE, INC.
                           SEABULK EMERALD, INC.
                           SEABULK ENERGY, INC.
                           SEABULK EXPLORER, INC.
                           SEABULK FALCON, INC.
                           SEABULK FREEDOM, INC.
                           SEABULK FULMAR, INC.
                           SEABULK GABRIELLE, INC.
                           SEABULK GAZELLE, INC.
                           SEABULK GIANT, INC.
                           SEABULK GREBE, INC.
                           SEABULK HABARA, INC.
                           SEABULK HAMOUR, INC.
                           SEABULK HATTA, INC.
                           SEABULK HAWK, INC.
                           SEABULK HERCULES, INC.
                           SEABULK HERON, INC.
                           SEABULK HORIZON, INC.
                           SEABULK HOUBARE, INC.
                           SEABULK IBEX, INC.
                           SEABULK ISABEL, INC.
                           SEABULK JASPER, INC.
                           SEABULK JEBEL ALI, INC.
                           SEABULK KATIE, INC.
                           SEABULK KING, INC.
                           SEABULK KNIGHT, INC.
                           SEABULK LAKE EXPRESS, INC.
                           SEABULK LARA, INC.
                           SEABULK LIBERTY, INC.
                           SEABULK LINCOLN, INC.
                           SEABULK LULU, INC.
                           SEABULK MAINTAINER, INC.
                           SEABULK MARLENE, INC.
                           SEABULK MARTIN I, INC.
                           SEABULK MARTIN II, INC.
                           SEABULK MASTER, INC.
                           SEABULK MERLIN, INC.
                           SEABULK MUBARRAK, INC.
                           SEABULK NEPTUNE, INC.
                           SEABULK NIDDY, INC.
                           SEABULK OFFSHORE ABU DHABI, INC.
                           SEABULK OFFSHORE DUBAI, INC.
                           SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                           SEABULK ORYX, INC.
                           SEABULK PELICAN, INC.
                           SEABULK PENNY, INC.
                           SEABULK PERSISTENCE, INC.
                           SEABULK PETREL, INC.
                           SEABULK PLOVER, INC.
                           SEABULK POWER, INC.
                           SEABULK PRIDE, INC.
                           SEABULK PRINCE, INC.
                           SEABULK PRINCESS, INC.
                           SEABULK PUFFIN, INC.
                           SEABULK QUEEN, INC.
                           SEABULK SALIHU, INC.
                           SEABULK SAPPHIRE, INC.
                           SEABULK SARA, INC.
                           SEABULK SEAHORSE, INC.
                           SEABULK SENGALI, INC.
                           SEABULK SERVICE, INC.
                           SEABULK SHARI, INC.
                           SEABULK SHINDAGA, INC.
                           SEABULK SKUA I, INC.
                           SEABULK SUHAIL, INC.
                           SEABULK SWIFT, INC.
                           SEABULK TAURUS, INC.
                           SEABULK TENDER, INC.
                           SEABULK TIMS I, INC.
                           SEABULK TITAN, INC.
                           SEABULK TOOTA, INC.
                           SEABULK TRADER, INC.
                           SEABULK TRANSMARINE II, INC.
                           SEABULK TREASURE ISLAND, INC.
                           SEABULK UMM SHAIF, INC.
                           SEABULK VIRGO I, INC.
                           SEABULK VOYAGER, INC.
                           SEABULK ZAKUM, INC.


                           By:
                           Name:
                           Title:

                          SEABULK OFFSHORE OPERATORS NIGERIA LIMITED


                           By:
                           Name:
                           Title:

                           SEABULK RED TERN LIMITED


                           By:
                           Name:
                           Title:

                           SEAMARK LTD., INC.


                           By: __________________________
                               Name:
                               Title:

                           LIGHTSHIP LIMITED PARTNER
                            HOLDINGS, LLC
                           By:      Hvide Marine Incorporated,
                                     as sole member


                           By:
                           Name:
                           Title:

                           HVIDE MARINE TOWING, INC.
                           HVIDE MARINE TOWING SERVICES, INC.
                           SEABULK OCEAN SYSTEMS CORPORATION
                           LONE STAR MARINE SERVICES, INC.
                           SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
                           SEABULK OFFSHORE U.K., LIMITED
                           OCEAN SPECIALTY TANKERS CORP.
                           SUN STATE MARINE SERVICES, INC.



                           By: __________________________
                               Name: Andrew W. Brauninger
                               Title:  as Attorney In Fact

                           SEABULK ST. TAMMANY, INC.


                           By:
                               Name:
                               Title:

                           HMI CAYMAN HOLDINGS, INC.


                           By:
                               Name:
                               Title:

                           HVIDE MARINE de VENEZUELA, S.R.L.


                           By:
                               Name:
                               Title:

    The undersigned Guarantor hereby consents to the above Amendment and confirms its unconditional Guaranty of the Obligations under the Credit Agreement, as amended hereby.

                               MARANTA, S.A.


                               By:
                                   Name:
                                   Title: